IDEX SERIES FUND
                         International Equity Portfolio

                         Supplement Dated March 4, 1998
                        to Prospectus Dated March 1, 1998

Please read this Supplement carefully and retain it for future reference.

     The following information modifies the "Summary of Expenses," "Annual Operating Expenses," footnote (c) and "Examples" on page 6:


Annual Operating Expenses (as a percentage of average net assets)

Management Fees                                                                     1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                 0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)               0.75%       0.75%       0.75%
                                                                                    -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee                   2.10%      2.75%       2.65%
waivers) (c)


Share Class                                                                         1 Year      3 Years     5 Years    10 Years
-----------                                                                         ------      -------     -------    --------

A                                                                                      $75         $117        $162        $285
B                                                                                      $78         $115        $155        $292
C                                                                                      $27          $82        $141        $298
The next example assumes no redemption and, therefore, no deferred sales charge. (c)
Share Class                                                                         1 Year      3 Years     5 Years    10 Years
-----------                                                                         ------      -------     -------    --------
A                                                                                      $75         $117        $162        $285
B                                                                                      $28          $85        $145        $292
C                                                                                      $27          $82        $141        $298


(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The percentages reflect an increase in the total annual operating expense limitation from 1.35% to 1.75%, effective March 1, 1998. The Other Expenses net of reimbursement/waiver were 7.58% for each class of shares. The Total Operating Expenses net of reimbursement/waiver for Class A, Class B and Class C shares were 8.93%, 9.58% and 9.48%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


                                IDEX SERIES FUND
                              Tax-Exempt Portfolio

     The following information modifies the "Summary of Expenses," "Annual Operating Expenses" on page 30:


Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                      0.60%      0.60%       0.60%
12b-1 Distribution and Service Fees                                                  0.35%      1.00%       0.60%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                0.40%      0.40%       0.40%
                                                                                     -----      -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee                   1.35%      2.00%       1.60%
waivers) (c)


     The following paragraph replaces the paragraph on page 53 under the section "Advisory Fee Reimbursement" in its entirety:

ISI will reimburse the following Portfolios or waive fees, or both, to the extent that each Portfolio's normal net operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis the following percentages of each Portfolio's average daily net assets: Tax-Exempt Portfolio, 1.00%; Income Plus Portfolio, 1.25%; Aggressive Growth, C.A.S.E., Value Equity, Strategic Total Return and Tactical Asset Allocation Portfolios, 1.50%; and International Equity Portfolio, 1.75%.

     The following paragraph replaces the fifth paragraph on page 54 under the section "International Equity Portfolio" in its entirety:

While Scottish Equitable and GEIM provide portfolio management services, ISI retains responsibility for the performance of such functions. For their services, Scottish Equitable and GEIM each will receive 45% of the fees received by ISI with respect to the amount of Portfolio assets managed by each sub-adviser under the International Equity Portfolio's Advisory Agreement.

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